Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                             THE SARBANES-OXLEY ACT
                                     OF 2002

           In connection with the Annual Report of Healthcare Network Solutions, Inc. (the "Company") on Form 10-KSB for the fiscal period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sharon Allred, Chief Executive Officer and Principle Accounting and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                      /s/Sharon Allred

                                      Sharon Allred
                                      Chief Executive Officer and
                                      Principal Accounting and Financial Officer
September 30, 2002